                                                                   EXHIBIT 10.39

                                   SCHEDULE II
                        (AMENDED AS OF FEBRUARY 22, 2000)

                             COMMITMENTS OF LENDERS


                                                  ADDRESS FOR                     AMOUNT OF         RATABLE
NAME OF LENDER                                     NOTICES                        COMMITMENT         SHARE*
--------------                                     -------                        ----------         ------
PNC Bank, National                     National Corporate Banking--Chicago      $ 18,666,666.65      10.67%
Association                            Office
                                       One South Wacker Drive, Suite #2980
                                       Chicago, IL 60606
                                       FAX # (312) 338-5620
                                       Phone # (312) 338-5626
                                       Attn: Mr. Peter F. Stack
The First National Bank                14th Floor, Suite 0086                   $ 18,537,037.04      10.59%
of Chicago                             One First National Plaza
                                       Chicago, IL 60670
                                       FAX # (312) 732-1117
                                       Phone # (312) 732-4644
                                       Attn: Debora K. Oberling
Bankers Trust Company                  130 Liberty Street, 34th Floor           $ 18,537,037.04      10.59%
                                       New York, NY 10006
                                       FAX # (212) 250-7218
                                       Phone # (212) 250-8789
                                       Attn: Ms. Pam Divino

First Union National                   1345 Chestnut Street                     $ 16,851,851.85       9.63%
Bank                                   Philadelphia, PA 19101
                                       FAX # (215) 973-7820
                                       Phone # (215) 973-2318
                                       Attn: Ms. Anne Marie Fitzsimmons

Fleet National Bank                    100 Federal Street                       $ 10,370,370.37       5.92%
                                       Boston, MA 02110
                                       FAX # (617) 434-6685
                                       Phone # (617) 434-3830
                                       Attn: Ms. Kathleen Dimock
KeyBank National                       127 Public Square                        $ 10,370,370.37       5.92%
Association                            Cleveland, OH 44114-1306
                                       FAX # (216) 689-4981
                                       Phone # (216) 689-3589
                                       Attn: Mr. Thomas Crandell
Comerica Bank                          One Detroit Center                       $ 10,370,370.37       5.92%
                                       500 Woodward Ave.
                                       Mail Code 3268-9th Floor
                                       Detroit, MI 48226-3289
                                       FAX # (313) 222-9514
                                       Phone # (313) 222-5060
                                       Attn: Mr. David C. Bird

                                   SCHEDULE II


Morgan Guaranty Trust             c/o J.P. Morgan & Company, Inc.               $ 7,777,777.78       4.44%
Company of New York               22nd Floor
                                  60 Wall Street
                                  New York, NY 10260
                                  FAX # (212) 648-5018
                                  Phone # (212) 648-1265
                                  Attn: Mr. Dennis Wilczek
Union Bank of                     350 California Street                         $ 7,777,777.78       4.44%
California, N.A.                  6th Floor
                                  San Francisco, CA 94104-1402
                                  FAX # (415) 705-7085
                                  Phone # (415) 705-7021
                                  Attn: Mr. Timothy P. Streb
Banque Nationale de               Suite 500                                     $ 6,481,481.48       3.70%
Paris                             209 South LaSalle Street
                                  Chicago, IL 60604
                                  FAX # (312) 977-1380
                                  Phone # (312) 977-2248
                                  Attn: Ms. Philip Langheim
SunTrust Bank, Atlanta            303 Peachtree Street, N.E.                    $ 6,481,481.48       3.70%
                                  3rd Floor
                                  Atlanta, GA 30308
                                  FAX # (404) 658-4905
                                  Phone # (404) 724-3931
                                  Attn: Mr. William Humphries
Bank Boston, N.A.                 100 Federal Street                            $ 6,481,481.48       3.70%
                                  Boston, MA 02110
                                  FAX # (617) 434-6685
                                  Phone # (617) 434-3830
                                  Attn: Ms. Kathleen Dimock
Hibernia National Bank            12th Floor                                    $ 5,185,185.19       2.96%
                                  313 Carondelet Street
                                  New Orleans, LA 70130
                                  FAX # (504) 533-5344
                                  Phone # (504) 533-2738
                                  Attn: Mr. Troy Villafarra
The Northern Trust                Floor B-11                                    $ 3,888,888.89       2.22%
Company                           50 South LaSalle Street
                                  Chicago, IL 60675
                                  FAX # (312) 630-6062
                                  Phone # (312) 557-1356
                                  Attn: Mr. Tracy Toulouse


*Ratable Shares used for calculating "Required Lenders," but not for loan operation purposes, such as fundings and payments.

                                   SCHEDULE II

The Bank of New York              One Wall Street, 8th Floor                    $ 3,888,888.89       2.22%
                                  New York, NY 10286
                                  FAX # (212) 635-1483, 1481
                                  Phone # (212) 635-1019
                                  Attn: Mr. William Barum
Mercantile Bank                   l2th Floor                                    $ 3,888,888.89       2.22%
                                  721 Locust Street
                                  St. Louis, MO 63101
                                  FAX # (314) 425-2203
                                  Phone # (314) 425-2459
                                  Attn: Mr. Steve Reese
The Dai-Ichi Kangyo               10 S. Wacker Drive                            $ 3,888,888.89       2.22%
Bank, Ltd.--Chicago               26th Floor
Branch                            Chicago, IL 60606
                                  FAX # (312) 876-2011
                                  Phone # (312) 715-6361
                                  Attn: Mr. Michael Pleasants
First Hawaiian Bank               999 Bishop Street                             $ 3,888,888.89       2.22%
                                  11th Floor
                                  Honolulu, HI 96813
                                  FAX # (808) 525-6372
                                  Phone # (808) 525-6289
                                  Attn: Mr. Charles Jenkins
Bank One, National                14th Floor, Suite 0086                        $ 3,888,888.89       2.22%
Association                       One First National Plaza
                                  Chicago, IL 60670
                                  FAX # (312) 732-1117
                                  Phone # (312) 732-4644
                                  Attn: Debora K. Oberling
GE Capital Corporation            201 High Ridge Road                           $ 3,888,888.89       2.22%
                                  Stamford, CT 06927
                                  FAX # (203) 602-8335
                                  Phone # (203) 316-7739
                                  Attn: Mr. Robert Obolewicz
Wachovia Bank                     28th Floor                                    $ 3,888,888.89       2.22%
                                  191 Peachtree Street
                                  Atlanta, GA 30303
                                  FAX # (404) 332-6898
                                  Phone # (404) 332-4036
                                  Attn: Ms. Katie S. Proctor
                                  TOTAL                                         $ 175,000,000.00      100%


*Ratable Shares used for calculating "Required Lenders," but not for loan operation purposes, such as fundings and payments.

                                        3